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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2001



                               LEARN2 CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                    000-27417                  76-0518568
      (STATE OR OTHER         (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)

                             1311 MAMARONECK AVENUE
                                    SUITE 210
                          WHITE PLAINS, NEW YORK 10605
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 682-4300


      The undersigned registrant hereby amends the following items of its Current Report on Form 8-K filed on October 10, 2001 with the Securities and Exchange Commission, for the event dated September 25, 2001.

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                                TABLE OF CONTENTS

Item 2.     Acquisition or Disposition of Assets.                            3

Item 7.     Financial Statements and Exhibits.                               4

SIGNATURE                                                                    5

Index to Exhibits.                                                           6

Exhibit 99.1 Financial Statements of Learn2.com.                             6

Exhibit 99.2 Press release of the Registrant and Learn2.com dated
September 25, 2001.                                                          6

Exhibit 99.3 Unaudited Pro Forma Combined Condensed Statement of Operations. 7




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Item 2. Acquisition or Disposition of Assets.

      Effective September 25, 2001, pursuant to the Agreement and Plan of Merger, dated April 19, 2001 (the "Merger Agreement"), by and among Learn2.com, Inc. ("Learn2.com") and the Registrant, Learn2.com merged with and into the Registrant with the Registrant as the surviving corporation (the "Merger").

      On September 26, 2001, the Registrant and Learn2.com issued a joint press release announcing the closing of the Merger. The press release was previously filed as Exhibit 99.1 to the Registrant's Form 8-K with the Securities and Exchange Commission on October 10, 2001 and incorporated by reference herein.

      Each share of Learn2.com common stock outstanding immediately prior to the completion of the Merger automatically converted into the right to receive
0.4747 shares of common stock of the Registrant, resulting in the stockholders of the Registrant immediately prior to the Merger owning approximately 50.1% of the outstanding stock of the combined company. The stockholders of Learn2.com immediately prior to the Merger, including Learn2's convertible debenture holder, own approximately 49.9% of the combined company.

      The Registrant's common stock is listed on the Nasdaq National Market under the ticker symbol LTWC. Learn2.com delisted its common stock from the OTC Bulletin Board and filed a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of its common stock.



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Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

            (i) The Consolidated Financial Statements of Learn2.com as of December 31, 2000 and 1999 are incorporated by reference herein.

            (ii) The Unaudited Consolidated Financial Statements of Learn2.com as of March 31, 2001, and June 30, 2001 are incorporated by reference herein.

      (b)   Pro Forma Financial Information.

            Attached hereto as Exhibit 99.3 and incorporated by reference herein is the unaudited pro forma combined condensed statements of operations for the nine-month period ended September 30, 2001 and the year ended December 31, 2000, that present the effect of the Merger between the Registrant and Learn2.com as if the Merger occurred on January 1, 2001 and January 1, 2000. No separate unaudited pro forma combined condensed balance sheet as of September 30, 2001 is presented because the Merger was consummated on September 25, 2001. Therefore, the financial position of the Registrant as of September 30, 2001 is already included in the historical balance sheet of the Registrant as of the same date.

            The unaudited pro forma combined condensed statements of operations are based on the estimates and assumptions set forth in the notes to such statement. The unaudited pro forma combined condensed statements of operations are not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.

            The unaudited pro forma combined condensed statements of operations should be read in conjunction with the historical financial statements of the Registrant included in the Registrant's Annual Report on Form 10-K/A-2 for the year ended December 31, 2000, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2001, and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2001 and September 30, 2001 and the historical financial statements of Learn2.com included in Learn2.com's Annual Report on Form 10-K/A for the year ended December 31, 2000, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2001, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

      (c)   Exhibits.

            Exhibit 99.1 Financial Statements of Learn2.com (incorporated by reference to Learn2.com's Annual Report on Form 10-K/A for the year ended December 31, 2000, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2001, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 (File No. 000-24936)).

            Exhibit 99.2* Press release of the Registrant and Learn2.com dated September 26, 2001.

            Exhibit 99.3 Unaudited Pro Forma Combined Condensed Statement of Operations.

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*     Previously filed as an exhibit to the Registrant's Form 8-K filed with the
      Securities and Exchange Commission on October 10, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2001             LEARN2 CORPORATION


                                    By:  /s/ Marc E. Landy
                                        --------------------------------------
                                       Name:  Marc E. Landy
                                       Title: Executive Vice President, Chief
                                              Financial Officer, Secretary and
                                              Treasurer



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                               LEARN2 CORPORATION

                          CURRENT REPORT ON FORM 8-K/A

                                INDEX TO EXHIBITS


INDEX NO.         DESCRIPTION

99.1 Financial Statements of Learn2.com (incorporated by reference to Learn2.com's Annual Report on Form 10-K/A for the year ended December 31, 2000, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2001, and Quarterly Reports on Form 10-Q for the quarter ended June 30, 2001 (File No. 000-24936)).

99.2*             Press release of the Registrant and Learn2.com dated September
                  26, 2001.

99.3              Unaudited Pro Forma Combined Condensed Statements of
                  Operations.

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*     Previously filed as an exhibit to the Registrant's Form 8-K filed with the
Securities and Exchange Commission on October 10, 2001.



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